 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 3, 2015
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 Lexington Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On November 3, 2015, affiliates of the Blackstone Group L.P. (“Blackstone”) entered into an agreement to sell directly to an institutional investor 14,000,000 shares of common stock, $0.01 par value per share, of Brixmor Property Group Inc. (the “Company”). The offer and sale of these securities is being made pursuant to an effective Registration Statement on Form S-3 (File No. 333-200057) that was filed with the Securities and Exchange Commission on November 10, 2014.
The following table and accompanying footnotes set forth information regarding the beneficial ownership of the outstanding shares of the Company’s common stock and common units of partnership interest of Brixmor Operating Partnership LP not held by the Company as of November 3, 2015, before and after giving effect to this transaction. Beneficial ownership is determined in accordance with the rules of the SEC.

	Prior to the Sale					After the Sale
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	% of All Shares of Common Stock	Number of OP Units Beneficially Owned (1)	% of All Outstanding Brixmor Interests (1)	Number of Shares of Common Stock Sold (2)(3)	Number of Shares of Common Stock Beneficially Owned	% of All Shares of Common Stock	Number of OP Units Beneficially Owned (2)	% of All Outstanding Brixmor Interests (2)
Blackstone (3)	121,557,416	40.72%	5,591,960	41.79%	14,000,000	108,173,128	36.17%	4,976,248	37.19%
____________________

(1)
Subject to certain requirements and restrictions, the OP Units are redeemable for cash or, at the Company’s option, exchangeable for shares of the Company’s common stock, on a one-for-one basis subject to customary exchange rate adjustments for stock splits, stock dividends, and reclassifications, subject to the ownership limit and other restrictions on ownership and transfer of the Company’s stock set forth in the Company’s charter. Beneficial ownership of OP Units reflected in this table is presented separately from the beneficial ownership of the shares of the Company’s common stock for which such OP Units may be exchanged.

(2)
Prior to the consummation of this transaction the Company will issue to certain selling stockholders an aggregate of 615,712 shares of the Company’s common stock in exchange for an equivalent number of outstanding OP Units that will be tendered for redemption, all of which will be sold by such selling stockholders in this transaction. The issuance of shares of common stock as described in this paragraph will not result in any change in the number of Outstanding Brixmor Interests. More specifically, the number of shares of common stock to be sold by Blackstone includes: 528,213 shares offered for the account of BRE Southeast Retail Holdings LLC (“BRE Southeast Retail”) and 87,499 shares offered for the account of BRE Throne JV Member LLC (“BRE Throne JV”), which shares will, in each case, be issued to the Company for the account of such persons in exchange for an equivalent number of Outstanding OP Units held by such persons.

(3)
Amounts beneficially owned prior to this transaction reflect 653,046 shares of the Company’s common stock directly held by Blackstone Retail Transaction II Holdco L.P. (“Blackstone Retail Transaction II”). Amounts beneficially owned prior to this transaction also reflect 30,711,084 shares of the Company’s common stock directly held by BRX BRPTP II Holdco LLC. BRX BRPTP II Holdco LLC is a wholly-owned subsidiary of Blackstone Retail Transaction II. The general partner of Blackstone Retail Transaction II is Blackstone Real Estate Associates VI L.P. The general partner of Blackstone Real Estate Associates VI L.P. is BREA VI L.L.C. The managing member of BREA VI L.L.C. is Blackstone Holdings III L.P.

Amounts beneficially owned prior to this transaction also reflect 64,473,886 shares of the Company’s common stock directly held by BRX Holdco II LLC, 1,492,611 shares of the Company’s common stock directly held by BRX Holdco LLC, 6,683,669 shares of the Company’s common stock directly held by BRX BREP VI.TE.1 Holdco A LLC, 14,380,654 shares of the Company’s common stock directly held by BRX BREP VI.TE.2 Holdco A LLC, 106,770 shares of the Company’s common stock directly held by BRX BREH VI Holdco A LLC and 183,178 shares of the Company’s common stock directly held by BRX BREH VI-ESC Holdco A LLC.
BRX Holdco II LLC is a wholly-owned subsidiary of BRX Holdco LLC. BRX Holdco LLC is a wholly-owned subsidiary of BRE Retail Holdco L.P. BRX BREP VI.TE.1 Holdco A LLC is a wholly-owned subsidiary of Blackstone Real Estate Partners VI.TE.1 L.P. BRX BREP VI.TE.2 Holdco A LLC is a wholly-owned subsidiary of Blackstone Real Estate Partners VI.TE.2 L.P.
The general partner of each of BRE Retail Holdco L.P., Blackstone Real Estate Partners VI.TE.1 L.P. and Blackstone Real Estate Partners VI.TE.2 L.P. is Blackstone Real Estate Associates VI L.P. The general partner of Blackstone Real Estate Associates VI L.P. is BREA VI L.L.C. The managing member of BREA VI L.L.C. is Blackstone Holdings III L.P.
BRX BREH VI Holdco A LLC is a wholly-owned subsidiary of Blackstone Real Estate Holdings VI L.P. BRX BREH VI-ESC Holdco A LLC is a wholly-owned subsidiary of Blackstone Real Estate Holdings VI-ESC L.P. BREP VI Side-by-Side GP L.L.C. is the general partner of each of Blackstone Real Estate Holdings VI L.P. and Blackstone Real Estate Holdings VI-ESC L.P. Blackstone Holdings III L.P. is the sole member of BREP VI Side-by-Side GP L.L.C.
Amounts beneficially owned prior to this transaction also reflect 2,849,183 shares of the Company’s common stock directly held by BRX Throne REIT Holdco A LLC, 3,804 shares of the Company’s common stock directly held by BRX Throne REIT BREH VII Holdco A LLC and 19,531 shares of the Company’s common stock directly held by BRX Throne REIT BREH VII-ESC Holdco A LLC.
BRX Throne REIT BREH VII Holdco A LLC is a wholly-owned subsidiary of Blackstone Real Estate Holdings VII L.P. BRX Throne REIT BREH VII-ESC Holdco A LLC is a wholly-owned subsidiary of Blackstone Real Estate Holdings VII-ESC L.P.

BRX Throne REIT Holdco A LLC is a wholly-owned subsidiary of BRE Throne REIT Holdco LLC. The sole member of BRE Throne REIT Holdco LLC is BRE Throne REIT Parent LLC. The members of BRE Throne REIT Parent LLC are the BRE Southeast Retail Partnerships (as defined below), Blackstone Real Estate Partners VII.F L.P., Blackstone Real Estate Partners VII.TE.4 L.P., Blackstone Real Estate Partners VII.TE.5 L.P. and Blackstone Real Estate Partners VII.TE.6 L.P.
Amounts beneficially owned prior to this transaction also reflect 4,797,283 OP Units directly held by BRE Southeast Retail and 794,677 OP Units directly held by BRE Throne JV. BRE Southeast Retail is owned by Blackstone Real Estate Partners VII L.P., Blackstone Real Estate Partners VII.TE.1 L.P., Blackstone Real Estate Partners VII.TE.2 L.P., Blackstone Real Estate Partners VII.TE.3 L.P., Blackstone Real Estate Holdings VII L.P., Blackstone Real Estate Holdings VII-ESC L.P. and Blackstone Family Real Estate Partnership VII-SMD L.P. (the “BRE Southeast Retail Partnerships”) and Blackstone Real Estate Partners VII.F (AV) L.P. The sole member of BRE Throne JV is BRE Throne Parent LLC. The sole member of BRE Throne Parent LLC is BRE Throne Parent Holdco LLC. The sole member of BRE Throne Parent Holdco LLC is BRE Throne Holdings Member LLC. The sole member of BRE Throne Holdings Member LLC is BRE Throne NR Parent LLC (“BRE Throne Parent”). BRE Throne Parent is owned by the BRE Southeast Retail Partnerships, Blackstone Real Estate Partners VII.F (AV) L.P., Blackstone Real Estate Partners VII.TE.4 L.P., Blackstone Real Estate Partners VII.TE.5 L.P. and Blackstone Real Estate Partners VII.TE.6 L.P.
The general partner of Blackstone Family Real Estate Partnership VII-SMD L.P. is Blackstone Family GP L.L.C., which is in turn, wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Steven A. Schwarzman. BREP VII Side-By-Side GP L.L.C. is the general partner of both Blackstone Real Estate Holdings VII-ESC L.P. and Blackstone Real Estate Holdings VII L.P. The sole member of BREP VII Side-By-Side GP L.L.C. is Blackstone Holdings III L.P.
The general partner of each of Blackstone Real Estate Partners VII.F L.P., Blackstone Real Estate Partners VII.F (AV) L.P., Blackstone Real Estate Partners VII L.P., Blackstone Real Estate Partners VII.TE.1 L.P., Blackstone Real Estate Partners VII.TE.2 L.P., Blackstone Real Estate Partners VII.TE.3 L.P., Blackstone Real Estate Partners VII.TE.4 L.P., Blackstone Real Estate Partners VII.TE.5 L.P. and Blackstone Real Estate Partners VII.TE.6 L.P. is Blackstone Real Estate Associates VII L.P. The general partner of Blackstone Real Estate Associates VII L.P. is BREA VII L.L.C. The managing member of BREA VII L.L.C. is Blackstone Holdings III L.P.
Amounts beneficially owned does not reflect 47,108 shares of the Company’s common stock directly held by Steven A. Schwarzman.
The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Steven A. Schwarzman. Each of the Blackstone entities described in this footnote and Steven A. Schwarzman (other than to the extent it or he directly holds securities as described herein) may be deemed to beneficially own the shares directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such shares. The address of each of Mr. Schwarzman and each of the other entities listed in this footnote is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.
As of November 3, 2015, Blackstone entities have pledged, hypothecated or granted security interests in substantially all of the shares of Brixmor common stock held by them pursuant to a margin loan agreement with customary default provisions, and may pledge additional shares under such margin loan agreement in the future. In the event of a default under the margin loan agreement, the secured parties may foreclose upon any and all shares of common stock pledged to them and may seek recourse against the borrower.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 3, 2015	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary